UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 8, 2009
(Date of Earliest Event Reported): (October 8, 2009)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

237 Park Avenue
New York, New York	10017

(Address of Principal Executive Offices)	(Zip Code)
(212) 527-4000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03(a). Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On October 8, 2009, Revlon, Inc. (“Revlon” or the “Company”) consummated its exchange offer (the “Exchange Offer”) in which it offered to exchange each issued and outstanding share of Revlon Class A common stock, par value $0.01 per share (the “Class A Common Stock”), for one (1) share of a newly-issued series of Revlon Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), upon the terms and subject to the conditions set forth in the Offer to Exchange dated August 10, 2009, as amended by the Amended and Restated Offer to Exchange dated August 27, 2009, the Second Amended and Restated Offer to Exchange dated September 3, 2009 and the Third Amended and Restated Offer to Exchange dated September 24, 2009 (the “Third Amended and Restated Offer to Exchange”). The Company indicated that it issued to stockholders who tendered in the Exchange Offer 9,336,905 shares of Series A Preferred Stock in exchange for the same number shares of Class A Common Stock tendered for exchange. The Class A Common Stock tendered in the Exchange Offer represented 46% of the shares of Class A Common Stock held by stockholders other than MacAndrews & Forbes Holdings Inc. (“MacAndrews & Forbes”) and its affiliates.
The 9,336,905 shares of Series A Preferred Stock issued by Revlon in the Exchange Offer, with a liquidation preference of $5.21 per share, representing an aggregate liquidation preference amount of approximately $48,645,275, will generally be reflected as a liability on Revlon’s balance sheet for accounting purposes under U.S. generally accepted accounting principles. Such liability will be offset by a reduction in debt under the loan made pursuant to the Senior Subordinated Term Loan Agreement, dated as of January 30, 2008 (as amended by Amendment No. 1 thereto, dated November 14, 2008, and Amended and Restated Amendment No. 2 thereto, dated as of September 23, 2009, the “Senior Subordinated Term Loan”) as a result of the contribution by MacAndrews & Forbes to Revlon of $48,645,275 of the principal amount of the Senior Subordinated Term Loan currently owed by Revlon’s wholly-owned operating subsidiary, Revlon Consumer Products Corporation, to MacAndrews & Forbes (the “Loan Contribution”), representing $5.21 in principal amount of such loan for each share of Class A Common Stock exchanged in the Exchange Offer.
The description of the Series A Preferred Stock set forth in the section of the Third Amended and Restated Offer to Exchange titled “Description of Series A Preferred Stock” and the Certificate of Designation of Series A Preferred Stock of Revlon, Inc., filed with the Delaware Secretary of State on October 8, 2009 (the “Certificate of Designation”), a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1, are incorporated by reference into this Item 2.03(a).
Item 3.02. Unregistered Sales of Equity Securities.
The 9,336,905 shares of Revlon’s Series A Preferred Stock issued on October 8, 2009 pursuant to the Exchange Offer and the 9,336,905 shares of Revlon’s Class A Common Stock issued to MacAndrews & Forbes on October 8, 2009 pursuant to the Contribution and Stockholder

Agreement, dated as of August 9, 2009 (as amended on September 23, 2009, the “Contribution and Stockholder Agreement”), representing one share of Class A Common Stock for each share of Class A Common Stock exchanged in the Exchange Offer, have been issued in transactions that are not registered under the Securities Act of 1933, as amended (the “Securities Act”).
The shares of Revlon’s Series A Preferred Stock issued in the Exchange Offer have been issued pursuant to an exemption under Section 3(a)(9) of the Securities Act.
The shares of Revlon’s Class A Common Stock issued to an affiliate of MacAndrews & Forbes have been be issued to an accredited investor in reliance on exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, and in reliance on MacAndrews & Forbes representations in the Contribution and Stockholder Agreement that, among other things, MacAndrews & Forbes is an “accredited investor” within the meaning of Rule 501 of Regulation D. Appropriate restrictive legends have been affixed to the certificates representing shares of Revlon’s Class A Common Stock issued to an affiliate of MacAndrews & Forbes pursuant to the Contribution and Stockholder Agreement.
The information set forth in the sections of the Third Amended and Restated Offer to Exchange titled “The Contribution and Stockholder Agreement” and “Terms of the Exchange Offer—Exchange Offer Consideration” is incorporated by reference into this Item 3.02.
Item 3.03. Material Modification to Rights of Security Holders.
The shares of Series A Preferred Stock issued by Revlon on October 8, 2009 pursuant to the Exchange Offer rank senior to Revlon’s Class A Common Stock and Class B Common Stock, par value $0.01 per share, with respect to dividends, distributions and any distributions upon any liquidation, winding up or dissolution of Revlon.
The information set forth in the section of the Third Amended and Restated Offer to Exchange titled “Description of Series A Preferred Stock,” the Certificate of Designation and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 8, 2009, Revlon amended its certificate of incorporation to (1) clarify that the provision requiring that holders of its Class A Common Stock and holders of its Class B Common Stock receive the same consideration in certain business combinations shall only apply in connection with transactions involving third parties and (2) increase the number of Revlon’s authorized shares of preferred stock from 20 million to 50 million and, accordingly, to increase the number of Revlon’s authorized shares of capital stock from 1,120,000,000 to 1,150,000,000.

The foregoing description of the amendment to Revlon’s certificate of incorporation is qualified in its entirety by the full terms of such amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.
In connection with the Exchange Offer, Revlon adopted the Certificate of Designation, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference. The information set forth in the section of the Third Amended and Restated Offer to Exchange titled “Description of Series A Preferred Stock” is incorporated into this Item 5.03 by reference.
Item 8.01. Other Events.
In connection with the consummation of the Exchange Offer, pursuant to the Contribution and Stockholder Agreement between Revlon and MacAndrews & Forbes, on October 8, 2009, Revlon and MacAndrews & Forbes entered into a Contribution, Assignment and Assumption Agreement, pursuant to which MacAndrews & Forbes made the Loan Contribution.
On October 8, 2009, Revlon issued a press release (the “Press Release”) announcing the consummation of the Exchange Offer.
The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Revlon, Inc., filed October 8, 2009 (incorporated by reference to Exhibit (d)(10) to Amendment No. 8 to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed by Revlon, Inc. with the U.S. Securities and Exchange Commission on October 8, 2009).

4.1	Certificate of Designation of Series A Preferred Stock of Revlon, Inc., filed October 8, 2009 (incorporated by reference to Exhibit (d)(9) to Amendment No. 8 to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed by Revlon, Inc. with the U.S. Securities and Exchange Commission on October 8, 2009).

99.1	Press Release of Revlon, Inc., dated October 8, 2009 (incorporated by reference to Exhibit (a)(5)(M) to Amendment No. 8 to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed by Revlon, Inc. with the U.S. Securities and Exchange Commission on October 8, 2009).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.
By	/s/ Robert K. Kretzman
Name:	Robert K. Kretzman
Title:	Executive Vice President, Human Resources, Chief Legal Officer and General Counsel

Date: October 8, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Revlon, Inc., filed October 8, 2009 (incorporated by reference to Exhibit (d)(10) to Amendment No. 8 to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed by Revlon, Inc. with the U.S. Securities and Exchange Commission on October 8, 2009).

4.1	Certificate of Designation of Series A Preferred Stock of Revlon, Inc., filed October 8, 2009 (incorporated by reference to Exhibit (d)(9) to Amendment No. 8 to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed by Revlon, Inc. with the U.S. Securities and Exchange Commission on October 8, 2009).

99.1	Press Release of Revlon, Inc., dated October 8, 2009 (incorporated by reference to Exhibit (a)(5)(M) to Amendment No. 8 to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed by Revlon, Inc. with the U.S. Securities and Exchange Commission on October 8, 2009).